License and Distribution Agreements (Details) - USD ($) $ in Thousands	Aug. 06, 2020	Apr. 03, 2020
License And Distribution Agreements [Abstract]
Enroller patients in related to clinical studies		$ 75
Licensing arrangement term	5 years
License agreement, description	(i) its affiliates without the consent of the Company and (ii) any third party for the sole purpose of providing services directly to Sanuwave upon prior written consent by the Company. The Sanuwave License Agreement will automatically renew for additional one-year periods unless either party gives written notice of termination at least 180 days prior to the expiration of the then-current term. Under the Sanuwave License Agreement, the Company will receive a quarterly license fee and a defined royalty on each product sold. A credit is provided to Sanuwave for Biovance royalties up to the quarterly license fee amount.
Annual sales	$ 3,000
Annaual sales not exceed	$ 5,000